                                                                     EXHIBIT 4.2


                 [LOGO OF TENFOLD CORPORATION APPEARS HERE]



                                             SEE REVERSE FOR CERTAIN DEFINITIONS


            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               CUSIP 88033A 10 3

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
   ______________________                            ______________________
   ______________________     TENFOLD CORPORATION    ______________________
   ______________________                            ______________________
transferrable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:



     SECRETARY                                          PRESIDENT AND CHIEF
                                                        EXECUTIVE OFFICER

                             TENFOLD CORPORATION

A summary of the designations, relative rights, preferences and limitations applicable to each class and series of shares of the Corporation, and of the authority of the Board of Directors to determine variations in rights, preferences, and limitations for future series of shares, will be furnished by the Corporation to any stockholder on request and without charge.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be constituted as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common                 UNIF GIFT MIN ACT-______________Custodian_______________
TEN ENT -  as tenants by the entireties                               (Cust)                 (Minor)
JT JEN  -  as joint tenants with right of                         Under Uniform Gifts to Minors
           survivorship and not as tenants                        Act __________________________
           in common                                                            (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, ___________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ------------------------------------
 |                                  |
 ------------------------------------

________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________          ______________________________________________


                                  NOTE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.
                                  Signature must be guaranteed.

Signature(s) Guaranteed



By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.15.